UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
____________________

July 15, 2003
(Date of earliest event reported)

KINETIC CONCEPTS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-09913	74-1891727
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

8023 Vantage Drive
San Antonio, Texas 78230
Telephone Number: (210) 524-9000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5.   Other Events.

     The Registrant announced its intent to offer senior subordinated notes in a press release. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Exhibits.

99.1	Kinetic Concepts, Inc. press release, dated July 15, 2003.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)
Date: July 15, 2003	By: /s/ Dennert O. Ware Dennert O. Ware President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Kinetic Concepts, Inc. press release, dated July 15, 2003.